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                                                                   EXHIBIT 10(c)

                               AMENDING AGREEMENT
                               ------------------


          THIS AGREEMENT, dated as of March 1, 1996, is made by and between INTERTAN CANADA LTD., a corporation existing under the laws of the Province of Alberta ("ICL"), INTERTAN U.K. LIMITED, a limited liability company existing under the laws of England ("IUK"), INTERTAN, INC., a corporation existing under the laws of Delaware ("InterTAN"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank ("CIBC"), as Agent, and the Lenders from time to time listed on the signature pages hereof.

          WHEREAS the parties hereto entered into a credit agreement dates as of May 6, 1994 whereby the Lenders established certain credits in favour of the Borrowers which agreement was amended by the Amending Agreement dated as of April 25, 1995 (together referred to as the "Credit Agreement");

          AND WHEREAS the parties wish to further amend the Credit Agreement;

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.   INTERPRETATION.   In this Agreement, defined terms shall have the meaning
     --------------
given in the Credit Agreement.

2.   AMENDMENTS.
     ----------

     (a) The definition of Repayment Date in Section 1.1 is amended to read as follows:

          "REPAYMENT DATE" means August 16, 1996, or such later date as may be from time to time applicable pursuant to Section 3.5.

     (b) Section 11.1(m)(iii) is amended so that Section 11.1(m) will read in its entirety as follows:

          (m)  Cash Interest Coverage Ratio.
               ----------------------------

               InterTAN will have a Cash Interest Coverage Ratio calculated at the end of each period set out below of not less than (i) 1.25:1 for each of the nine month period ending March 31, 1994, the twelve month period ending June 30, 1994 and the twelve month period ending September 30, 1994, (ii) 1.50:1 for the twelve month period ending December 31, 1994, and (iii) 1.05:1 for the twelve month period ended March 31, 1996, 1.25:1 for the twelve month period ended June 30, 1996 and 1.50:1 for each
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          twelve month period ending each March 31, June 30, September 30 and
          December 31 thereafter.

3.        AMENDMENT AND EXTENSION FEE.   The Borrowers shall pay to the Agent
          ---------------------------
upon the execution and delivery of this Agreement, a fee for the amendment of the Credit Agreement and for the extension of the Repayment Date equal to one-tenth of one percent of the amount of the Credits, to be disbursed to the Lenders according to their Pro Rata Shares.

4.        CONTINUING EFFECT.   Each of the parties hereto acknowledges and
          -----------------
agrees that the Credit Agreement as amended by this Agreement shall be and continue in full force and effect.

5.        COUNTERPARTS.   This Agreement may be executed in counterparts, each
          ------------
of which will be deemed to be an original and which together will constitute one and the same agreement.

          IN WITNESS WHEREOF of the parties hereto have executed this Agreement as of the date and year first above written.


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, AS AGENT

                              By:   /s/ Doug Cornett
                                 ------------------------------------
                              Authorized Officer:  Doug Cornett


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, AS LENDER

                              By:   /s/ H. D. Chataway
                                 ------------------------------------
                              Authorized Officer:  Harold D. Chataway


                              THE FIRST NATIONAL BANK OF
                              BOSTON, AS U.K. ADMINISTRATIVE AGENT
                              AND AS A LENDER

                              By:   /s/ Judy C.E. Kelly
                                 ------------------------------------
                              Authorized Officer:  Vice President
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                              LLOYDS BANK PLC

                              By:   /s/ J. N. Mortell
                                 ------------------------------------
                              Authorized Officer:  Manager Corporate
                              Banking


                              CREDIT LYONNAIS CANADA

                              By:   /s/ C. M. Stade
                                 ------------------------------------
                              Authorized Officer:  Caroline Stade,
                              Assistant Vice President


                              INTERTAN CANADA LTD.

                              By:   /s/ James G. Gingerich
                                 ------------------------------------
                              Name: James G. Gingerich
                              Title:  Vice President


                              INTERTAN, INC.

                              By:   /s/ James T. Nichols
                                 ------------------------------------
                              Name: James T. Nichols
                              Title:  President and CEO


                              INTERTAN U.K. LIMITED

                              By:   /s/ James T. Nichols
                                 ------------------------------------
                              Name: James T. Nichols
                              Title:  Director